UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): January 13, 2010
Interstate Hotels & Resorts, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14331	52-2101815

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4501 North Fairfax Drive, Suite 500,
Arlington, Virginia	22203

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (703) 387-3100
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
          On December 29, 2009, a lawsuit was filed in the Circuit Court of Arlington County by Vikram Khanna against Interstate Hotels & Resorts, Inc. (the “Company” or “Interstate”), Hotel Acquisition Company, LLC (“HAC”), HAC Merger Sub, Inc., HAC Merger Partnership, L.P., and Company directors Thomas F. Hewitt, Ronald W. Allen, H. Eric Bolton, James F. Dannhauser, Leslie R. Doggett, James B. McCurry, John J. Russell, Jr., and Christopher S. Shackelton regarding the proposed acquisition of the Company and its subsidiary, Interstate Operating Company, L.P., by HAC. The Company and its directors were served with the complaint on January 13, 2010. As set forth more fully in the complaint, Mr. Khanna alleges that he is a stockholder of the Company and brings breach of fiduciary duty claims against the Company directors named as defendants, and claims for aiding and abetting breach of fiduciary duty against the Company and HAC. Mr. Khanna purports to sue on his own behalf, on behalf of a class consisting of the Company’s stockholders (other than the defendants and their affiliates), and on behalf of the Company in a derivative capacity. Mr. Khanna purports to seek to enjoin the proposed transaction with HAC or, in the event that the Company’s transaction with HAC is consummated prior to entry of a final judgment, rescission of the transaction or an award of rescissionary damages. The defendants intend to defend the lawsuit vigorously, including opposing any efforts to enjoin the proposed transaction.
Important Additional Information and Where to Find It.
     In connection with the proposed merger transaction with HAC, Interstate has filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT INTERSTATE, THE PROPOSED TRANSACTION AND RELATED MATTERS. The final proxy statement will be mailed to Interstate stockholders.
     Investors and security holders may obtain free copies of these documents as they become available through the website maintained by the SEC at www.sec.gov. In addition, the documents filed with the SEC may be obtained free of charge by directing such requests to Christopher L. Bennett, Secretary, at Interstate Hotels & Resorts, Inc., 4501 N. Fairfax Drive, Arlington, Virginia 22203, or by visiting Interstate’s website, where Interstate makes available filings with the SEC as soon as reasonably practicable after they are electronically filed with the SEC.
     Interstate and its directors, executive officers and certain other members of Interstate management may be deemed to be participants in the solicitation of proxies from Interstate stockholders with respect to the proposed transaction. Information regarding the interests of these officers and directors in the proposed transaction will be included in the definitive proxy statement to be filed with the SEC. In addition, information about Interstate’s directors, executive officers and members of management is contained in Interstate’s most recent proxy statement and annual report on Form 10-K, which are available on Interstate’s website and at www.sec.gov.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERSTATE HOTELS & RESORTS, INC.
By:	/s/ Christopher L. Bennett
Christopher L. Bennett
Executive Vice President, Secretary and General Counsel

Date: January 13, 2010